iPhone Announcement May 31, 2012 Exhibit 99.1

Forward Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current expectations based on currently available operating, financial and competitive information, but are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by the forward-looking statements. Our forward-looking statements include discussions about our plans to sell the iPhone device, including projected customer acceptance of the device, churn performance, customer usage and network impacts; expected impacts to the Company’s financial and operating performance; and other forecasts and projections, and are generally identified with words such as “believe,” “expect,”
“intend,” “plan,” “will,” “could,” “may” and similar expressions. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things, our ability to attract and retain customers in an extremely competitive marketplace; our ability to satisfy the minimum purchase commitment for the iPhone; future customer usage of our wireless services, which could exceed our expectations; our ability to manage or increase network capacity to meet increasing consumer demands; and other factors detailed in the section entitled “Risk Factors” included in our periodic reports filed with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the SEC on April 27, 2012.  All forward-looking statements included in this presentation should be considered in the context of these risks.
All forward-looking statements speak only as of May 31, 2012, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors and prospective investors are cautioned not to place undue reliance on our forward-looking statements.

First Prepaid Carrier in U.S. to Offer iPhone

“The combination of
Apple’s iconic device
and Cricket’s industry-
leading $55 service
plan significantly
enhances our
competitive position.”
• Combination of iPhone and attractive service plan pricing creates strong competitive offering
–
Unlimited talk, text and 3G data for just $55 per month
• Builds on our successful smartphone strategy designed to capture profitable growth
• Demonstrates strength of our network, distribution and market position
• Initially available over nearly 60M CPOPs
–
Presales begin June 15
–
Commercial sales begin June 22
• No-contract offering and $55 service plan expected to be attractive to customers
–
iPhone 4 available for $399
–
iPhone 4S available for $499
–
Cricket customers have demonstrated willingness to pay for the right device
• Not expected to have significant impact to OIBDA in 2012
–
Moderate subsidy per device
–
No change to current 2012 CapEx guidance
–
Product expected to positively affect business

Significantly Lower Cost of Owning an iPhone with Cricket
Device Cost
Average Monthly
Payment*
Total Cost Over
One Year
Total Cost Over
Two Years
$399 $55 $1,059 $1,719
$99 $110
(1)
$1,455 $2,775
Offer Provides Compelling Differentiation

AVERAGE
POSTPAID
CARRIER
*Unlimited talk, text and 3G web; excludes applicable sales taxes
Value seeking customers can save over $1,000 over two years
1) Source: AT&T, Sprint and Verizon company websites

47.3%
29.6%
16.0%
4.7%
2.4%
December 2011
Other
Microsoft
RIM
Apple
Google

Extends Smartphone Strategy to
Capture Growth and Attract Value Seekers
• Half of Cricket’s customer base currently on 3G
smart devices
–
Up from zero two years ago
–
Financial metrics reflect benefits of this strategy
• Strong market demand for iPhones
• iPhone currently represents ~30% of postpaid
smartphone operating systems*
–
Opportunity to capture prepaid iPhone market
share
• Expect benefit to front door traffic, including
sales of other smart devices
–
According to third party data, iPhone positively
impacts customers’ view of carrier brand

Market Share of
U.S. Smartphone
Operating Systems*
*Source: comScore MobiLens Dec 2011
Enhances ability to attract and retain value-seeking customers

Other Key Considerations

• Minimum purchase commitment expected to represent less than 10% of projected handset sales
–
Three-year commitment, currently estimated to be ~$900M
–
iPhone will initially be available over nearly 60M CPOPs reaching >70% of Cricket subscribers
• Anticipate lower churn for iPhone customers
–
Carriers report lower churn for iPhone customers
–
iPhone availability also expected to increase retention of current customers
-
Expect to revise upgrade fee with service plan refresh later this year
–
Device locked on Cricket network
• iPhone network usage expected to be near current smartphone usage
–
Technical planning to support rollout has been completed
–
No significant changes anticipated to current network utilization
Product launch does not impact outlook discussed on Leap’s 1Q12 earnings call

iPhone Fits Well with Growth Initiatives

• Important step in ongoing strategies to profitably improve competitive position
–
Product and service plan expected to attract value seeking
consumers
–
iPhone customer loyalty anticipated to drive lower churn
–
Enhances Company’s brand
–
Improves customer experience – iPhone has highest customer
loyalty in industry
• No significant impact expected on short-term financial
performance, with anticipated long-term benefits
–
No material impact expected to OIBDA in 2012
–
No changes to current 2012 CapEx guidance
“Launching iPhone is
a major milestone for
us and we are proud
to offer iPhone
customers attractive
nationwide coverage,
a robust 3G data
network and a value
packed, no-contract
plan."

Question & Answer Period 8